UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 5, 2009

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-10026                14-0462060
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(State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)

     1373 Broadway, Albany, New York                           12204
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(Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02. Departure of Directors or Certain Officers; etc.

Item 8.01. Other Events

Albany International Corp. announced today that Michael C. Nahl, the Registrant's Executive Vice President and Chief Financial Officer, has informed the Registrant of his intention to retire, pending the appointment of a successor. The Registrant has initiated a search process for a successor, and Mr. Nahl has agreed to remain until a successor is appointed and an orderly transition of duties is concluded.

The Company expects to enter into an agreement with Mr. Nahl that would provide for, among other things, his continued availability as a consultant on financing and strategic matters for a period of up to two years.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALBANY INTERNATIONAL CORP.

                                          By: /s/ David M. Pawlick
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                                          Name:  David M. Pawlick
                                          Title: Vice President - Controller

Date: May 5, 2009